ADVISORSHARES TRUST

Mars Hill Global Relative Value ETF
(the “Fund”)

Supplement dated November 21, 2011 to the
Prospectus and Statement of Additional Information dated October 28, 2011 and all supplements thereto

The following information supplements, and should be read in conjunction with, the Fund’s Prospectus and Statement of Additional Information listed above.

Effective December 1, 2011, Accuvest Global Advisors (“Accuvest”) will replace Mars Hill Partners, LLC (“Mars Hill”) as sub-adviser to the Fund and assume responsibility for the management of the Fund on a day-to-day basis subject to the oversight of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) and AdvisorShares Investments, LLC (the “Advisor”).

At its meeting held on November 16, 2011, the Board approved, subject to shareholder approval, a new investment sub-advisory agreement between the Advisor and Accuvest with respect to the Fund (the “New Sub-Advisory Agreement”).  The Board also approved an interim sub-advisory agreement between the Advisor and Accuvest pursuant to which Accuvest will manage the Fund on a day-to-day basis, beginning December 1, 2011, for a period of 150 days or until shareholders approve the New Sub-Advisory Agreement, whichever is shorter.

Effective December 1, 2011, the Fund’s name will change from “Mars Hill Global Relative Value ETF” to “Accuvest Global Long Short ETF”.  The Fund’s NYSE Arca ticker symbol will also change from “GRV” to “AGLS”.

The Fund’s fees and expenses will not change as a result of the change in the Fund’s sub-adviser.

More information about Accuvest and its portfolio managers is included below.

INVESTMENT SUB-ADVISOR
Accuvest is located at 3100 Oak Road, Suite 380, Walnut Creek, California 94597.  Accuvest is responsible for selecting the Fund’s investments according to the Fund investment objective, policies and restrictions. Accuvest was established in 2005. Accuvest serves as investment adviser to a variety of individual and institutional investor accounts. As of September 30, 2011, Accuvest managed approximately $323,000,000 in assets for families, foundations, institutional investors, private funds, and financial intermediaries.

PORTFOLIO MANAGERS
The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

David Garff, CIMA, President & Portfolio Manager
David serves as the President of Accuvest.  He heads the Investment Committee, Portfolio Management and Research teams.  David’s responsibilities include oversight of the firm’s asset allocation process, CST investment strategy, country selection model and hedge fund of funds portfolios. He began his investment career in 1992 with Merrill Lynch, and then spent ten years as a consultant with Smith Barney, serving the needs of affluent families, Foundations and Endowments.  David graduated with a B.A. in Economics and Spanish Translation from Brigham Young University, and a Masters Degree in Business Administration, with a concentration in Finance, from the Haas School of Business at the University of California, Berkeley.  He earned the Certified Investment Management Analyst designation as well as an Alternative Investments Certificate, both taught under the joint auspices of the Wharton School of Business, and the Investment Management Consulting Association.

Brad Jensen, CIMA, Managing Director & Portfolio Manager
Brad serves as a Managing Director at Accuvest.  He heads the Global Strategy team for the firm, is a member of the Investment Committee, and is a Senior Portfolio Manager.  Brad’s responsibilities include investment strategy, asset allocation, portfolio management and security selection.  Brad holds these same responsibilities at William Wright Associates, a California investment advisor.  He earned his MBA in international finance from The Thunderbird School of Global Management.  Brad has over twenty-five years of investment experience, having joined William Wright Associates in 1985 and has been active in the management of the firm’s client portfolios since that time. Brad earned the Certified Investment Management Analyst designation under the joint auspices of the Wharton School of Business, and the Investment Management Consulting Association.

David Allen, Senior Associate & Portfolio Manager
David serves as a Senior Associate at Accuvest.  He is a member of the Investment Committee, the Portfolio Management team, and serves as the firm’s Chief Compliance Officer.  David’s responsibilities also include firm-wide communication, marketing and institutional business development.  David joined Accuvest in 2006 after completing his bachelor’s degree from the Marshall School of Business at the University of Southern California.

Chris Heyman, Senior Associate & Portfolio Manager
Chris serves as a Senior Associate at Accuvest.  He is a member of the Investment Committee and Portfolio Management team.  Chris’s responsibilities include portfolio implementation, reporting, and operations for the firm.  He has received Advent’s Back Office and Performance Certifications. Chris joined Accuvest in 2008 after working for William Wright Associates Limited from 2006-2007.  He holds a bachelor’s degree from the Marriot School of Business at Brigham Young University.

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